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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 2, 2005


                           LEINER HEALTH PRODUCTS INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


-------------------------------- ---------------- ------------------------------
          DELAWARE                   333-118532              95-3431709
(State or other jurisdiction of     (Commission            (IRS Employer
 incorporation or organization)     File Number)       Identification Number)
-------------------------------- ---------------- ------------------------------


--------------------------------------------------------- ----------------------
        901 East 233rd Street, Carson, California                 90745
         (Address of principal executive offices)               (Zip Code)
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        Registrant's telephone number, including area code (310) 835-8400
                                                           --------------

                                       N/A
   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

On February 2, 2005, Leiner Health Products Inc. (the "Company") issued a press release announcing fiscal third quarter results. The press release is furnished as Exhibit 99.1 to this report.


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

     (c)   Exhibits

           99.1          Press Release dated February 2, 2005.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               LEINER HEALTH PRODUCTS INC.



                                               By: /s/ Robert Reynolds
                                                   -----------------------------
                                                   Robert Reynolds
                                                   Executive Vice President and
                                                   Chief Financial Officer



Date: February 2, 2005



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